Net finance (income) costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Net finance (income) costs
Change in fair value of derivative financial instrument	$ 232	$ 275
Lease liability interest expense (note 10)	43	59
Interest income	(1,642)	(803)
Net change for amortized cost of trade and other receivables (note 4)	146	(290)
CIBC loan interest expense (note 9)	727	115
Net foreign exchange loss (gain)	575	(3,100)
Net finance (income) costs, total	$ 81	$ (3,744)